Income Taxes - Disclosure of Effective Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Major components of tax expense (income) [abstract]
Loss for the year before taxes	$ (20,830)	$ (57,903)
Combined statutory tax rate	27.00%	27.00%
Expected tax recovery	$ (5,624)	$ (15,634)
Difference in foreign tax rates	(303)	(914)
Non-deductible items	0	541
Change in unrecognized deferred tax and other items	5,927	16,007
Income Tax Expense / (Recovery)	$ 0	$ 0